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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of Earliest Event Reported) MARCH 2, 2005
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                               NOVO NETWORKS, INC.
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             (Exact Name of Registrant as Specified in Its Charter)




           DELAWARE                    0-28579                   75-2233445
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  (State or Other Jurisdiction        (Commission              (IRS Employer
        of Incorporation)             File Number)           Identification No.)



  2311 CEDAR SPRINGS ROAD, SUITE 400, DALLAS, TEXAS                75201
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      (Address of Principal Executive Offices)                   (Zip Code)



Registrant's Telephone Number, Including Area Code  (214) 777-4100
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          (Former Name or Former Address, if Changed Since Last Report)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

         [ ] Written communications pursuant to Rule 425 under the Securities
             Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
             Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01.   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         As previously reported, the Registrant entered into an agreement (the "Consulting Agreement") with Oasis Capital Partners, LLC ("Oasis") on June 7, 2004, pursuant to which Oasis served as a financial consultant and advisor to the Registrant in the development and implementation of a comprehensive plan based upon the long-term strategic objectives outlined in the Registrant's Form 10-Q for the quarter ended March 31, 2004, as filed on May 17, 2004. In accordance with the Consulting Agreement, Oasis advised and assisted the Registrant in (i) identifying a suitable merger or acquisition candidate, (ii) completing business due diligence, (iii) structuring and negotiating acceptable terms and (iv) assisting with the closing of a transaction ("Strategic Consulting"). The term of the Consulting Agreement was for three months, at a monthly rate of $15,000, and could be extended on a month-to-month basis. The Consulting Agreement also provided that, if a successful transaction occurred, Oasis would be entitled to receive warrants, exercisable for a period of two years, to purchase 1% of the Registrant's issued and outstanding "post-transaction" common stock at an exercise price equal to the average of the mean between the closing bid and ask prices of the Registrant's common stock for the 15 business days immediately subsequent to the date of the closing of a transaction (the "Success Fee").

         As also previously reported, Oasis continued to provide some Strategic Consulting after the expiration of the three-month term set forth in the Consulting Agreement. Accordingly, the Registrant agreed to make a one-time payment of $30,000 to Oasis on October 20, 2004, and in consideration thereof, Oasis agreed to provide no less than 75 hours per month of Strategic Consulting to the Registrant for as long as it might take for the Registrant to complete a transaction with a target company (the "First Subsequent Agreement"). In connection with the First Subsequent Agreement, Oasis agreed not to seek any further payments from the Registrant, and instead rely on the Success Fee as the sole form of any additional compensation for such services.

         As also previously reported, the Registrant engaged in a strategic transaction with Berliner Communications, Inc. ("Berliner") on February 18, 2005 (the "Transaction"). Oasis introduced the Registrant to Berliner and provided Strategic Consulting in connection with the Transaction.

         On March 2, 2005, the Registrant agreed to make a one-time payment of $25,000 to Oasis, and in consideration thereof, Oasis agreed to reduce the Success Fee from 1% to 1/2% (the "Second Subsequent Agreement"). Accordingly, Oasis is now entitled to receive warrants, exercisable for a period of two years, to purchase 1/2% of the Registrant's issued and outstanding "post-transaction" common stock at an exercise price equal to the average of the mean between the closing bid and ask prices of the Registrant's common stock for the 15 business days immediately subsequent to the date of the closing of the Transaction with Berliner.


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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                NOVO NETWORKS, INC.


Date:  March 8, 2005                            By: /s/ RICHARD BERLINER
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                                                Name: Richard Berliner
                                                Title:   Chief Executive Officer


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